THE HARTFORD FINANCIAL SERVICES GROUP, INC.

                                       and

                              JPMORGAN CHASE BANK,

                                   as Trustee



       __________________________________________________________________

                          SUPPLEMENTAL INDENTURE NO. 4

                            Dated as of July 10, 2003

       __________________________________________________________________


                      4.625% Senior Notes due July 15, 2013

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                            PAGE


                                    ARTICLE 1
                                   DEFINITIONS

Section 1.01.  Relation to Base Indenture......................................2
Section 1.02.  Definition of Terms.............................................2

                                    ARTICLE 2
                                    THE NOTES

Section 2.01.  Designation.....................................................4
Section 2.02.  Principal Amount; Series Treatment for Additional Notes.........4
Section 2.03.  Form of Notes; Global Form......................................5
Section 2.04.  Restrictive Legends.............................................6
Section 2.05.  Transfer Restrictions...........................................9
Section 2.06.  Additional Interest............................................12

                                    ARTICLE 3
                             REDEMPTION OF THE NOTES

Section 3.01.  Redemption by the Company......................................12

                                    ARTICLE 4
                                   DEFEASANCE

Section 4.01.  Defeasance.....................................................12

                                    ARTICLE 5
                                  MISCELLANEOUS

Section 5.01.  Rule 144A Information; No Resales by Affiliates................12
Section 5.02.  Ratification of Indenture......................................13
Section 5.03.  Trustee Not Responsible for Recitals...........................13
Section 5.04.  New York Law to Govern.........................................13
Section 5.05.  Separability...................................................13
Section 5.06.  Counterparts...................................................13

         THIS SUPPLEMENTAL INDENTURE NO. 4 (this "SUPPLEMENTAL INDENTURE") dated as of July 10, 2003 is between THE HARTFORD FINANCIAL SERVICES GROUP, INC. a Delaware corporation (the "COMPANY"), and JPMORGAN CHASE BANK, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)), as Trustee (the "TRUSTEE").

                                 R E C I T A L S

         WHEREAS, the Company has heretofore executed and delivered to the Trustee a Senior Indenture dated as of October 20, 1995, as amended and supplemented by Supplemental Indenture No. 1 dated as of December 27, 2000, each between the Company and the Trustee (the "BASE INDENTURE" and, together with this Supplemental Indenture, the "INDENTURE"), providing for the issuance from time to time of series of the Company's Securities (as defined in the Base Indenture);

         WHEREAS, Section 901(4) of the Base Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to establish the form or terms of Securities of any series as permitted by Sections 201 or 301 of the Base Indenture;

         WHEREAS, pursuant to Section 301 of the Base Indenture, the Company wishes to provide for the issuance of a new series of Securities to be known as its 4.625% Senior Notes due July 15, 2013, the form and terms of such Securities and the terms, provisions and conditions thereof to be set forth as provided in this Supplemental Indenture;

         WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture and all requirements necessary to make this Supplemental Indenture a valid, binding and enforceable instrument in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid, binding and enforceable obligations of the Company, have been done and performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects.

         NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Section 1.01. Relation to Base Indenture. This Supplemental Indenture constitutes an integral part of the Base Indenture.

     Section 1.02.  Definition of Terms.  For all purposes of this  Supplemental
Indenture:

          (a) Capitalized terms used herein without definition shall have the meanings specified in the Base Indenture;

          (b) a term defined anywhere in this Supplemental Indenture has the same meaning throughout;

          (c) the singular includes the plural and vice versa;

          (d) headings are for convenience of reference only and do not affect interpretation;

          (e) the  following  terms  have  the  meanings  given  to them in this
     Section 1.02(e):

         "ADDITIONAL   INTEREST"  shall  have  the  meaning  set  forth  in  the
Registration Rights Agreement.

         "DEPOSITARY" means the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Notes. The Depository Trust Company shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of the Indenture, and thereafter, "DEPOSITARY" shall mean or include such successor.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXCHANGE OFFER" means the exchange offer by the Company of Exchange Notes for Initial Notes pursuant to the Registration Rights Agreement.

         "EXCHANGE OFFER REGISTRATION STATEMENT" means a registration statement relating to an Exchange Offer on an appropriate form and all amendments and supplements to such registration statement, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "EXCHANGE NOTES" means the debt securities of the Company to be offered to Holders in exchange for the Initial Notes pursuant to the Exchange

Offer or otherwise pursuant to a Registration of the Exchange Notes containing terms identical to the Notes for which they are exchanged, except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes (unless the Exchange Note is issued after an interest record date and prior to the corresponding interest payment date in which case interest shall accrue from such interest payment date) or, if no such interest has been paid, from the date that the Notes were originally issued under the Indenture, (ii) the provisions relating to Additional Interest (other than any Additional Interest accrued through the date of issuance of such Exchange Notes) will be eliminated and (iii) the provisions contained in this Supplemental Indenture with respect to restrictions on transfers of the Notes, in order for such transfers to comply with the Securities Act (including the requirement that a Restrictive Legend be affixed thereto), will be eliminated.

         "GLOBAL NOTE" shall have the meaning set forth in Section 2.03(b) hereof.

         "INITIAL NOTES" means (i) all Notes issued on the date of this Supplemental Indenture, (ii) any additional Notes issued under Section 2.02 hereof in any offering not registered under the Securities Act and (iii) any Notes issued in replacement therefor, but not including any Exchange Notes issued in exchange therefor.

         "INTEREST" means any interest payable on the Notes including Additional Interest, if any.

         "NOTE" or "NOTES" means any 4.625% Senior Note due July 15, 2013 or any 4.625% Senior Notes due July 15, 2013, in each case, authenticated and delivered under this Supplemental Indenture, including any Global Note.

         "REGISTRATION" means a registered exchange offer for the Notes by the Company or other registration of the Notes under the Securities Act pursuant to and in accordance with the terms of the Registration Rights Agreement.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of July 10, 2003 among the Company and Banc of America Securities LLC, Wachovia Capital Markets, LLC and Banc One Capital Markets, Inc.

         "REGISTRATION STATEMENT" means the Registration Statement pursuant to, and as defined in, the Registration Rights Agreement.

         "RESTRICTIVE LEGEND" means the legend set forth in Section 2.04(a) hereof.

         "RULE 144A" means Rule 144A under the Securities Act.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         Each of the following terms is defined in the section set forth opposite such term:

         TERM                              SECTION
         ----                              -------

         Agent Members.....................Section 2.05(b)(v)
         Base Indenture....................Recitals
         Company...........................Preamble
         Global Note.......................Section 2.03(b)
         Indenture.........................Recitals
         Supplemental Indenture............Preamble
         Trustee...........................Preamble


                                    ARTICLE 2
                                    THE NOTES

     Section 2.01. Designation. The Company hereby establishes a series of Securities for issuance under the Indenture designated the "4.625% Senior Notes due July 15, 2013."

     Section 2.02. Principal Amount; Series Treatment for Additional Notes. (a) The Notes shall be initially limited to an aggregate principal amount of $320,000,000 (excluding Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 304, 305, 306, 906 or 1106 of the Base Indenture). The Company may, subject to applicable U.S. federal tax law requirements, without notice to or the consent of the Holders of the Outstanding Notes, issue additional notes of the same tenor as the Notes by Company Order and upon compliance with the provisions of Sections 102 and 303 of the Base Indenture, so that such additional notes and the Outstanding Notes shall form a single series of Securities under the Indenture.

     (b) Any additional Notes issued under this Section 2.02 shall have the same terms in all respects as the Outstanding Notes, except that interest will accrue on the additional Notes from the most recent date to which interest has been paid on the Notes (other than the additional Notes) or, if no interest has been paid on the Notes, from the date that the Notes were originally issued under the Indenture.

     (c) For all purposes of the Indenture, all Notes, whether Initial Notes, Exchange Notes or additional Notes issued under this Section 2.02 shall constitute one series of Securities and shall Act together as one series of Securities.

     Section 2.03. Form of Notes; Global Form. (a) The Notes shall be substantially in the form of Exhibit A hereto. The terms and provisions contained in the form of Notes set forth in Exhibit A shall constitute, and are hereby expressly made, a part of the Indenture.

     Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends, endorsements or changes as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of the Indenture, or as may be required by the Depositary or as may be required for the Initial Notes to be tradeable on any market developed for trading of securities pursuant to Rule 144A or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Notes are subject.

     (b) So long as the Notes are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, or otherwise contemplated by
Section 2.05(b) hereof, all of the Notes shall be represented by one or more Notes in global form registered in the name of the Depositary or the nominee of the Depositary (collectively, the "GLOBAL NOTES") and shall be deposited with the Depositary or the Trustee as custodian therefor. The transfer and exchange of beneficial interests in any such Global Note shall be effected through the Depositary in accordance with the Indenture and the applicable procedures of the Depositary. Except as provided in Section 2.05(b) hereof, beneficial owners of a Global Note shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered Holders of such Global Note.

     Any Global Note shall represent such of the Outstanding Notes as shall be specified therein and shall represent the aggregate amount of Outstanding Notes from time to time endorsed thereon and the aggregate amount of Outstanding Notes represented thereby may from time to time be increased or reduced to reflect transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of Outstanding Notes represented thereby shall be made by the Trustee in such manner and upon instructions given by or through the Depositary in accordance with the Indenture. Payment of principal of and interest and premium, if any, on any Global Note shall be made to the Holder of such Note in accordance with the procedures of the Depositary.

     Section 2.04. Restrictive Legends. Except as otherwise provided in Section 2.04(c)hereof, each Initial Note shall bear the following legend on the face thereof:

          THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR REGULATION S THEREUNDER. BY ITS ACQUISITION HEREOF, THE HOLDER OF THIS SECURITY (1) REPRESENTS THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT) OR (B) A PERSON THAT, AT THE TIME THE BUY ORDER FOR THIS SECURITY WAS ORIGINATED, WAS OUTSIDE THE UNITED STATES AND WAS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON), (2) AGREES FOR THE BENEFIT OF THE ISSUER OF THIS SECURITY THAT PRIOR TO (x) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT) AFTER THE LATER OF THE DATE OF ORIGINAL ISSUE OF THIS SECURITY AND ANY PREDECESSOR OF THIS SECURITY AND THE LAST DATE ON WHICH THE ISSUER OF THIS SECURITY OR ANY OF ITS "AFFILIATES" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR THERETO) OR (y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY TO (A) THE ISSUER OF THIS SECURITY, (B) A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) PURCHASING FOR ITS OWN ACCOUNT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) A PERSON THAT, AT THE TIME THE BUY

          ORDER FOR THIS SECURITY WAS ORIGINATED, WAS OUTSIDE THE UNITED STATES AND WAS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON), (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE), (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER OF THIS SECURITY SO REQUESTS), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE ISSUER OF THIS SECURITY SHALL HAVE THE RIGHT PRIOR TO ANY OFFER, SALE OR TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(D) OR 2(E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO IT. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     (b) Each Global Note shall also bear the following legend on the face thereof:

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR
          SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE (1) BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR (2) BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR (3) BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR

          DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

         Each Global Note for which The Depository Trust Company is the Depositary shall also bear the following legend on the face thereof:

               UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
          DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     (c) (i). If the Company determines (upon the advice of counsel and such other certifications and evidence as the Company may reasonably require) that any Note is eligible for resale pursuant to Rule 144(k) under the Securities Act (or a successor provision) and that the Restrictive Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of such Note (or a beneficial interest therein) are effected in compliance with the Securities Act, or

          (ii) after an Initial Note is (x) sold pursuant to an effective registration statement under the Securities Act, pursuant to the
     Registration Rights Agreement or otherwise, or (y) exchanged for an Exchange Note,

the Company may by Company Order instruct the Trustee to cancel such Note and issue to the Holder thereof (or to its transferee) a new Note of like tenor and amount (including an Exchange Note, where applicable), registered in the name of the Holder thereof (or its transferee), that does not bear the Restrictive Legend, and the Trustee will comply with such instruction. If a Note to be reissued under this Section 2.04(c) without a Restrictive Legend is represented by a Global Note bearing the Restrictive Legend, the principal amount of the legended Global Note shall be reduced by the principal amount of the Note to be reissued without the Restrictive Legend and the principal amount of a Global Note without the Restrictive Legend shall be increased by an equal principal amount. If a Global Note without the Restrictive Legend is not then Outstanding, the Company shall execute, and the Trustee shall authenticate and deliver, a Global Note without the Restrictive Legend to the Depositary, which Global Note shall be deposited with the Depositary or the Trustee as custodian therefor.

     Section 2.05. Transfer Restrictions. By its acceptance of any Note bearing the Restrictive Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Supplemental Indenture and in the Restrictive Legend and agrees that it will transfer such Note only as provided in this Supplemental Indenture and the Restrictive Legend. The Company and the Trustee, as Securities Registrar, shall not register a transfer of any such Note unless such transfer complies with the restrictions on transfer of such Note set forth in this Supplemental Indenture and the Restrictive Legend, provided that the Trustee, as Securities Registrar, shall be protected in registering any such transfer if the form of assignment (required by the form of Note to be included on all Notes other than Exchange Notes) attached thereto shall have been appropriately completed. In connection with any transfer of such Notes, each Holder agrees by its acceptance of such Notes to furnish the Trustee, as Securities Registrar, or the Company such certifications, legal opinions or other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Trustee shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

     The Trustee shall retain copies of all letters, notices and other written communications received pursuant to this Section 2.05(a). The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Trustee.

     The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among members of, or participants in, the Depositary or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          (b) The following provisions shall apply only to Global Notes:

          (i) Each Global Note authenticated under this Supplemental Indenture shall be registered in the name of the Depositary, or a nominee thereof, and delivered to such Depositary, or a nominee thereof, or the Trustee if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Note, and each such Global Note shall constitute a single Note for all purposes of the Indenture.

          (ii) Notwithstanding any other provision in the Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary, or a nominee thereof, unless
     (A) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act, (B) the Company executes and delivers to the Trustee a Company Order that such Global Note shall be so exchangeable or (C) there shall have occurred and be continuing an Event of Default with respect to the Notes. Any Global Note exchanged pursuant to clause (A) or (C) above shall be so exchanged in whole, and not in part, and any Global Note exchanged pursuant to clause (B) above may be exchanged in whole, or from time to time in part, as directed by the Company. Any Note issued in exchange for a Global Note, or any portion thereof, shall be a Global Note; provided that any such Note so issued that is registered in the name of a Person other than the Depositary, or a nominee thereof, shall not be a Global Note.

          (iii) Securities issued in exchange for a Global Note, or any portion thereof, pursuant to clause (ii) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Note, or portion thereof, to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Note to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Securities Registrar. With regard to any Global Note to be exchanged in part, either such Global Note shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Note, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Note issuable on such exchange to or upon the written order of the Depositary, or an authorized representative thereof.

          (iv) In the event of the occurrence of any of the events specified in clause (ii) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Notes in definitive, fully registered form, without interest coupons.

          (v) Neither any members of, or participants in, the Depositary ("AGENT MEMBERS") nor any other Persons on whose behalf Agent Members may act shall have any rights under the Indenture with respect to any Global Note registered in the name of the Depositary, or any nominee thereof, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Note.

          (vi) At such time as all interests in a Global Note have been redeemed, paid, canceled or exchanged for Notes in certificated form, such Global Note shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Trustee. At any time prior to such cancellation, if any interest in a Global Note is redeemed, paid, canceled or exchanged for Notes in certificated form, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Trustee, be appropriately reduced, and an endorsement shall be made on such Global Note, by the Trustee, at the direction of the Trustee, to reflect such reduction.

          (vii) None of the Company, the Trustee nor any agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          (viii) Unless and until it is exchanged in whole or in part for Notes in definitive form, a Global Note may not be transferred except as a whole
     (A) by the Depositary to a nominee of the Depositary or (B) by a nominee of the Depositary to the Depositary or another nominee of the

     Depositary or (C) by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

     Section 2.06. Additional Interest. If a Registration Default (as defined in the Registration Rights Agreement) occurs with respect to the Notes, the interest rate borne by the Notes shall be increased as provided in the Registration Rights Agreement.

     Additional Interest (as defined in the Registration Rights Agreement) shall, for purposes of the Notes, constitute "interest" under Section 307 of the Base Indenture and interest for all purposes of the Indenture.

                                    ARTICLE 3
                             REDEMPTION OF THE NOTES

     Section 3.01. Redemption by the Company. The Notes may be redeemed at the option of the Company on the terms and conditions set forth in the form of Note attached as Exhibit A hereto.

                                    ARTICLE 4
                                   DEFEASANCE

     Section 4.01. Defeasance. The Notes shall be subject to defeasance at the option of the Company in accordance with the terms and conditions set forth in
Section 403 of the Base Indenture.

                                    ARTICLE 5
                                  MISCELLANEOUS

     Section 5.01. Rule 144A Information; No Resales by Affiliates. (a) Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any Holder or beneficial owner of Initial Notes in connection with any sale thereof and any prospective purchaser of Initial Notes designated by such Holder or beneficial owner, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any Holder or beneficial owner of the Initial Notes and it will take such further action as any Holder or beneficial owner of such Initial Notes may reasonably request, all to the extent required from time to time to enable such Holder or beneficial owner to sell its Initial Notes without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any Holder or any beneficial owner of the Initial Notes, the Company will deliver to such Holder or beneficial owner a written statement as to whether it has complied with such requirements.

     (b) Any Initial Note that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any affiliate thereof (within the meaning of Rule 144 under the Securities Act) that is controlled by the Company may not be resold by the Company or such affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Initial Note no longer being "restricted securities" (as defined under Rule 144 of the Securities Act).

     Section  5.02.   Ratification  of  Indenture.   The  Base   Indenture,   as
supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

     Section 5.03. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

     Section 5.04. New York Law to Govern. THIS SUPPLEMENTAL INDENTURE AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 5.05. Separability. In case any one or more of the provisions contained in this Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, then, to the extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the Notes, but this Supplemental Indenture and the Notes shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

     Section 5.06. Counterparts. This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, as of the day and year first written above.

                                                THE HARTFORD FINANCIAL
                                                  SERVICES GROUP, INC.
                                                By: /s/ John N. Giamalis
                                                   -----------------------------
                                                   Name:  John N. Giamalis
                                                   Title: Senior Vice President
                                                          and Treasurer


Attest:

By: /s/ Brian S. Becker
   -----------------------------------
   Name:  Brian S. Becker
   Title: Senior Vice President
          and Corporate Secretary


                                                JPMORGAN CHASE BANK,
                                                     as Trustee
                                                By: /s/ Joanne Adamis
                                                   -----------------------------
                                                   Name:  Joanne Adamis
                                                   Title: Vice President


Attest:

By: /s/ Nicholas Sberlati
   -----------------------------------
   Name:  Nicholas Sberlati
   Title: Trust Officer

                                                                       EXHIBIT A

                                 [FACE OF NOTE]


[Unless and until a Note is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, the Notes shall bear the following legend:]

[THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR REGULATION S THEREUNDER. BY ITS ACQUISITION HEREOF, THE HOLDER OF THIS SECURITY
(1) REPRESENTS THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT) OR (B) A PERSON THAT, AT THE TIME THE BUY ORDER FOR THIS SECURITY WAS ORIGINATED, WAS OUTSIDE THE UNITED STATES AND WAS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON), (2) AGREES FOR THE BENEFIT OF THE ISSUER OF THIS SECURITY THAT PRIOR TO (x) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT) AFTER THE LATER OF THE DATE OF ORIGINAL ISSUE OF THIS SECURITY AND ANY PREDECESSOR OF THIS SECURITY AND THE LAST DATE ON WHICH THE ISSUER OF THIS SECURITY OR ANY OF ITS "AFFILIATES" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR THERETO) OR (y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY TO (A) THE ISSUER OF THIS SECURITY, (B) A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) PURCHASING FOR ITS OWN ACCOUNT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) A PERSON THAT, AT THE TIME THE BUY ORDER FOR THIS SECURITY WAS ORIGINATED, WAS OUTSIDE THE UNITED STATES AND WAS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S.

PERSON), (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE), (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER OF THIS SECURITY SO REQUESTS), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE ISSUER OF THIS SECURITY SHALL HAVE THE RIGHT PRIOR TO ANY OFFER, SALE OR TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(D) OR 2(E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO IT. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

[Each Global Note shall bear the following legend:]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE (1) BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR (2) BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR (3) BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

[Each Global Note for which The Depository Trust Company is the Depositary shall bear the following legend:]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE COMPANY OR ITS AGENT FOR

REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.

4.625% Senior Note due July 15, 2013
No. __
$_________________                                       CUSIP No. _____________

THE HARTFORD FINANCIAL SERVICES GROUP, INC., a corporation organized and existing under the laws of Delaware (the "COMPANY," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [For Global Note: insert name of the Depositary or its nominee which shall be Cede & Co. if the Depositary is The Depository Trust Company] or registered assigns, at the office or agency of the Company in The City of New York, the principal sum [of _____ DOLLARS ($___)] [For Global Note, in lieu of "_____ DOLLARS ($___)," insert: set forth on
Schedule I hereto] on July 15, 2013, and to pay interest thereon, semiannually on January 15 and July 15 of each year, commencing [For Initial Notes insert:
January 15, 2004] [For Exchange Notes insert: the next January 15 or July 15 following the date of original issuance of this Exchange Note unless this Exchange Note is originally issued after a December 30 or June 30, but before the following January 15 or July 15, in which case the July 15 or January 15, as the case may be, following such next January 15 or July 15], at the rate per annum specified in the title of this Note, on the basis of a 360-day year consisting of twelve 30-day months, from the January 15 or July 15, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or if no interest has been paid or duly provided for on the Notes, in which case from [For Initial Notes insert: July 10, 2003] [For Exchange Notes insert: the last Interest Payment Date to which interest has been paid or duly provided for on the Initial Note exchanged for this Exchange Note (unless this Exchange Note is originally issued after a December 30 or June 30, but before the following January 15 or July 15, in which case from such January 15 or July 15) or, if no interest has been paid or duly provided for on the Initial Note exchanged for this Exchange Note, from July 10, 2003] until payment of said principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Regular Record Date for such interest, which shall be the December 30 or June 30 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this

Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and, upon such notice as may be required by such exchange, as more fully provided in said Indenture.

         Payment of the principal of, premium, if any, and interest on this Note will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:_________


                                                THE HARTFORD FINANCIAL
                                                  SERVICES GROUP, INC.
                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:


Attest:

By:
    ----------------------------------
    Name:
    Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within mentioned Indenture.

Dated:_________


                                                JPMORGAN CHASE BANK,
                                                    as Trustee
                                                By:
                                                   -----------------------------
                                                        Authorized Officer

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of securities of the Company (herein called the "SECURITIES"), issued and to be issued in one or more series under a Senior Indenture dated as of October 20, 1995 (the "BASE INDENTURE") between the Company and JPMorgan Chase Bank, as Trustee (the
"TRUSTEE," which term includes any successor trustee), as amended and supplemented by Supplemental Indenture No. 1 dated as of December 27, 2000 and Supplemental Indenture No. 4 dated as of July 10, 2003 (the "SUPPLEMENTAL INDENTURE"), each between the Company and the Trustee (as so supplemented, the "INDENTURE"), to which reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series designated as the 4.625% Senior Notes due July 15, 2013 of the Company (the "NOTES").

         The Company shall have the right, at its option, to redeem this Note, in whole or in part, at any time at a redemption price (the "REDEMPTION PRICE") equal to:

         1. any accrued and unpaid interest thereon to the date fixed for redemption, plus

         2. the greater of (a) 100% of the principal amount therefor and (b) an amount equal to the Discounted Remaining Fixed Amount Payments.

         "DISCOUNTED REMAINING FIXED AMOUNT PAYMENTS" means an amount equal to the sum of the Current Values of the amounts of interest and principal that would have been payable by the Company pursuant to the terms of this Note (i) on each Interest Payment Date therefor after the date fixed for redemption and (ii) at the Stated Maturity of the final payment of principal therefor (assuming that the Company has not redeemed this Note prior to such Stated Maturity).

         "CURRENT VALUE" means, in respect of any amount, the present value of that amount on the date fixed for redemption, after discounting that amount on a semiannual basis from the originally scheduled date for payment, on the basis of the Treasury Rate, plus 15 basis points, all computed in accordance with generally accepted financial practice.

         "TREASURY RATE" means a per annum rate (expressed as a decimal and, in the case of United States Treasury bills, converted to a per annum yield) determined on the third Business Day prior to the date fixed for redemption to be the per annum rate equal to the semiannual bond equivalent yield to maturity for

United States Treasury securities maturing at the Stated Maturity of the final payment of principal of this Note, as determined (i) by reference to the weekly average yield to maturity for United States Treasury securities maturing on such Stated Maturity as reported in the most recent Statistical Release H.15(519) of the Board of Governors of the Federal Reserve, or (ii) if no such weekly average yield is so reported, by interpolation between the most recent weekly average yields to maturity for two series of United States Treasury securities, (a) one maturing as close as possible to, but earlier than, such Stated Maturity and (b) the other maturing as close as possible to, but later than, such Stated Maturity, in each case as published in the most recent Statistical Release H.15(519) of the Board of Governors of the Federal Reserve.

         Notice of any redemption will be mailed at least 30 days, but not more than 60 days, before the date fixed for redemption to each Holder of Notes to be redeemed. Notwithstanding Section 1104 of the Base Indenture, such notice need not set forth the redemption price but only the manner of calculation thereof. The Company shall notify the Trustee of the redemption price promptly after the calculation thereof and the Trustee shall have no responsibility for calculating the redemption price.

         In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         The Indenture contains provisions for satisfaction, discharge and defeasance of the entire indebtedness on the Notes, upon compliance by the Company with certain conditions set forth therein.

         [TO BE INCLUDED IN INITIAL NOTES, NOT EXCHANGE NOTES: If a Registration Default (as defined in the Registration Rights Agreement) occurs, then the Company shall pay Additional Interest (in addition to the interest otherwise due hereon) to the Holder as provided in the Registration Rights Agreement at the same time and in the same manner as periodic interest on this Note.]

         [TO BE INCLUDED IN EXCHANGE NOTES: There shall also be payable in respect of this Note, all Additional Interest that may have accrued on the Note for which this Note was exchanged pursuant to the Exchange Offer, such Additional Interest to be calculated in accordance with the terms of such Note and payable at the same time and in the same manner as periodic interest on this Note.]

         If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected.

         The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture, and no provision of this Note or the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Securities Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of, premium, if any, and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         Notices and demands to the Company in respect of this Note may be made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

________________________________________________________________________________

________________________________________________________________________________


(Insert assignee's social security or tax identification number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


(Insert address and zip code of assignee)

and irrevocably appoints

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________



agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date: _____________

                                                Signature:

                                                ________________________________

                                                Signature Guarantee:

                                                ________________________________


(Sign exactly as your name appears on the other side of this Note.)

                     [THE FOLLOWING PROVISION TO BE INCLUDED
                     ON ALL NOTES OTHER THAN EXCHANGE NOTES]

         In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of an effective Registration or (ii) two years (or such lesser period as may be provided in any amendment to Rule 144(k) under the Securities Act) after the later of (a) the original issuance of this Note or (b) the last date on which this Note was held by the Company or an Affiliate of the Company, the undersigned confirms, without utilizing any general solicitation or general advertising, that this Note is being transferred in accordance with its terms:

                                   [Check One]

         (1) [ ]  to the Company;

         (2) [ ] pursuant to an effective registration statement under the Securities Act;

         (3) [ ] to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act;

         (4) [ ] in an "offshore transaction" in compliance with Rule 904 of Regulation S under the Securities Act;

         (5) [ ] pursuant to another available exemption from the registration requirements of the Securities Act, including that provided by Rule 144 thereunder, if applicable.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof, provided, however, that if box (5) is checked, the Company may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.


                                                        Signature
Signature Guarantee:

                                                        Signature

         TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.



Dated:________________                             _____________________________
                                                   NOTICE: To be executed by an
                                                   executive officer

              TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

         The undersigned (1) represents and warrants that it is not a U.S. person (and is not purchasing for the account or benefit of a U.S. person) within the meaning of Regulation S under the Securities Act and, at the time the buy order for this Note was originated, it was outside the United States and (2) acknowledges that this Note may be resold, pledged or otherwise transferred, only to (a) the issuer of this Note, (b) a person whom the seller reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) purchasing for its own account in a transaction meeting the requirements of Rule 144A under the Securities Act, (c) a person that is not a U.S. person (and is not purchasing for the account or benefit of a U.S. person) and, at the time the buy order for this Note was originated, was outside the United States, (d) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder, if applicable (and based upon an opinion of counsel if the Company so requests), (e) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests) or (f) pursuant to an effective registration statement and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction. As used herein, the terms "United States" and "U.S. person" have the respective meanings given to them by Regulation S under the Securities Act.



Dated:________________                             _____________________________
                                                   NOTICE: To be executed by an
                                                   executive officer

                               SIGNATURE GUARANTEE


         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                                      SCHEDULE I

                        [INCLUDE ONLY FOR A GLOBAL NOTE]


The initial principal amount of this Global Note is $______________.


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                            NOTATION EXPLAINING PRINCIPAL  AUTHORIZED
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